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                                                                    EXHIBIT 99.2




                           CONSENT OF HARVEY SILVERMAN


I hereby consent to the reference to me as a person who has been designated to serve as a director of Asset Alliance Corporation under the heading "Management" in the Prospectus constituting a part of the Registration Statement on Form S-1 with which this consent is filed.



                                            /s/ Harvey Silverman
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                                            Harvey Silverman

                                            March 18, 1998
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                                            Date